UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Strategic Partners Style Specific Funds
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STRATEGIC PARTNERS STYLE SPECIFIC FUNDS
Strategic Partners Large Capitalization Growth Fund

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077

IMPORTANT PROXY MATERIALS

PLEASE VOTE NOW!

April 4, 2005

Dear Shareholder:

I am inviting you to vote on a proposal relating to the management and operation of your Fund. A shareholder meeting of Strategic Partners Large Capitalization Growth Fund is scheduled for June 1, 2005. This package contains information about the proposal and includes materials you will need to vote.

The Board of Trustees of the Fund has reviewed the proposal and has recommended that the proposal be presented to you for consideration. Although the Trustees have determined that the proposal is in your best interest, the final decision is yours. The accompanying proxy statement includes a detailed description of the proposal.

Please read the enclosed materials carefully and cast your vote. Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help avoid additional costs that are incurred with follow-up letters and calls.

This package also includes an attached information statement describing the Trustees' recent approval of a new subadvisory agreement with Columbus Circle Investors with respect to the Strategic Partners Large Capitalization Growth Fund. The Fund is required to furnish this information statement in compliance with federal securities laws, and it has been included in this package to avoid the expense of duplicate mailings to shareholders.

To vote, you may use any of the following methods:

•  By Mail. Please complete, date and sign your proxy card before mailing it in the enclosed postage-paid envelope. Votes must be received by 11:59 p.m. Eastern Time on the day prior to the meeting.

•  By Internet. Have your proxy card available. Go to the web site: www.proxyvote.com. Enter your 12-digit control number from your proxy card. Follow the simple instructions found on the web site. Votes must be entered by 11:59 p.m. Eastern Time on the day prior to the meeting.

•  By Telephone.  If your Fund shares are held in your own name, call 1-800-690-6903 toll-free. If your Fund shares are held on your behalf in a brokerage account, call 1-800-454-8683 toll-free. Enter your 12-digit control number from your proxy card. Follow the simple instructions. Votes must be entered by 11:59 p.m. Eastern Time on the day prior to the meeting.

If you have any questions before you vote, please call Computershare Fund Services at 1-877-288-7314 toll-free. They will be happy to help you understand the proposal and assist you in voting. Thank you for your participation.

  Judy A. Rice
President

STRATEGIC PARTNERS STYLE SPECIFIC FUNDS
Strategic Partners Large Capitalization Growth Fund

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON
June 1, 2005

To our shareholders:

A special meeting of the shareholders of Strategic Partners Large Capitalization Growth Fund (the Meeting) will be held at the offices of Prudential Investments LLC (PI), 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey on June 1, 2005 at 10:00 a.m. eastern time. The purpose of the Meeting is to consider and act upon the following proposal:

To approve a new subadvisory agreement between PI and Jennison Associates LLC (Jennison).

You are entitled to vote at the Meeting, and at any adjournments thereof, if you owned shares of the Fund at the close of business on March 4, 2005. If you attend the Meeting, you may vote your shares in person. If you do not expect to attend the Meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage paid envelope or vote by Internet or telephone. In order to avoid unnecessary expense, we ask for your cooperation in mailing your proxy card promptly, no matter how large or small your holdings may be.

  By order of the Board,

  Deborah A. Docs
Secretary

Dated: April 4, 2005.

A proxy card is enclosed along with the Proxy Statement. Please vote your shares today by signing and returning the enclosed proxy card in the postage prepaid envelope provided. You can also vote your shares via the Internet or by telephone using the 12-digit "CONTROL" number that appears on the enclosed proxy card and following the simple instructions. The Board recommends that you vote "FOR" the proposal.

STRATEGIC PARTNERS STYLE SPECIFIC FUNDS
Strategic Partners Large Capitalization Growth Fund

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

PROXY STATEMENT
Special Meeting of Shareholders
To Be Held on June 1, 2005

This proxy statement is being furnished to holders of shares of Strategic Partners Large Capitalization Growth Fund (the Fund) in connection with the solicitation by the Board of proxies to be used at a special meeting of shareholders (the Meeting) to be held at Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102 on June 1, 2005, at 10:00 a.m. eastern time, or any adjournment or adjournments thereof. This proxy statement is being first mailed to shareholders on or about April 4, 2005.

The Fund is a series of Strategic Partners Style Specific Funds (Style Specific Funds). Style Specific Funds is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). Style Specific Funds is organized as a Delaware trust.

Prudential Investments LLC (PI or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as the Fund's Manager under a management agreement with Style Specific Funds (the Management Agreement). Investment advisory services are currently provided to the Fund by PI through Columbus Circle Investors (CCI) and Oak Associates, Ltd. (Oak). CCI is located at Metro Center, One Station Place, 8th Floor, Stamford, Connecticut 06902. Oak is located at 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333.

Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as the distributor of the Fund's shares. The Fund's transfer agent is Prudential Mutual Fund Services LLC (PMFS), 194 Wood Avenue South, Iselin, New Jersey 08830. As of December 31, 2004, PI served as the manager to open-end investment companies and as manager or administrator to closed-end investment companies with aggregate assets of approximately $90 billion.

The purpose of the Meeting is for the shareholders of the Fund to vote on a new subadvisory agreement between PI and Jennison Associates LLC (Jennison) (the Proposal).

This Proxy Statement gives the information about the proposed subadviser that you should know before voting on the Proposal. You should retain it for your reference.

VOTING INFORMATION

The presence, in person or by proxy, of the holders of a majority of the shares of the Fund outstanding and entitled to vote will constitute a quorum for the transaction of business at the Meeting of the Fund.

If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR the Proposal in favor of the adjournment and will vote those proxies required to be voted AGAINST the Proposal against the adjournment.

If a proxy that is properly executed and returned is accompanied by instructions to withhold authority to vote (an abstention) or represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Shares on a particular matter with respect to which the broker or nominee does not have discretionary power), the Shares represented thereby will be considered present for purposes of determining the existence of a quorum for the transaction of business, but, because the Proposal requires approval by a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940, as amended) of the Fund, will have the effect of a vote against the Proposal. Abstentions and broker-non-votes will not be counted for purposes of approving or not approving an adjournment of the Meeting.

The individuals named as proxies on the enclosed proxy cards will vote in accordance with your direction as indicated thereon if your card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If your card is properly executed and you give no voting instructions, your Shares will be voted FOR the FOR the Proposal described in this proxy statement and referenced on the proxy card. You may revoke any proxy card by giving another proxy or by letter revoking the initial proxy. To be effective your revocation must be received by the Fund prior to the Meeting and must indicate your name and account number. In addition, if you attend the Meeting in person you may, if you wish, vote by ballot at that Meeting, thereby canceling any proxy previously given.

The close of business on March 4, 2005 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting. Information as to the number of outstanding shares of the Fund as of the record date is set forth below:

Class A:  2,683,958.036

Class B:  3,842,389.300

Class C:  5,548,361.646

The Proposal does not require separate voting by class. Each share of each class is entitled to one vote. To the knowledge of management, the executive officers and Board Members of Style Specific Funds, as a group, owned less than 1% of the outstanding shares of the Fund as of March 4, 2005. A listing of persons who owned beneficially 5% or more of the shares of the Fund as of March 4, 2005 is contained in Exhibit A.

Copies of Style Specific Funds' most recent annual and semi-annual reports, including financial statements, have previously been delivered to shareholders. Shareholders of Style Specific Funds may obtain without charge additional copies of Style Specific Funds' annual and semi-annual reports by writing to Style Specific Funds at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102, or by calling 1-800-225-1852 (toll free).

Each full Share of the Fund outstanding is entitled to one vote, and each fractional Share of the Fund outstanding is entitled to a proportionate share of one vote, with respect to each matter to be voted upon by the shareholders of that Fund. Information about the vote necessary with respect to the Proposal is discussed below in connection with the Proposal.

The solicitation is made primarily by mailing of the Notice, this Proxy Statement and the accompanying proxy card on or about April 4, 2005. Supplemental solicitations may be made by mail, telephone, facsimile, electronic means or by personal interviews by representatives of the Fund. Representatives of Computershare Fund Services, a proxy solicitation firm retained by the Fund, may contact shareholders.

Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies that must be borne by the shareholder. We have been advised that Internet voting procedures that have been made available to you are consistent with the requirements of law.

TO APPROVE A NEW SUBADVISORY AGREEMENT BETWEEN PI AND
JENNISON ASSOCIATES LLC

PROPOSAL

On behalf of the Fund, the Board of Style Specific Funds, including the Independent Directors, has approved, and recommends that shareholders approve, the adoption of a subadvisory agreement between PI and Jennison Associates LLC (Jennison) under which Jennison would serve as subadviser to the Fund. The proposed subadvisory contract with Jennison in substantially final form is attached as Exhibit B. If the new subadvisory agreement with Jennison is approved by shareholders, PI intends to terminate its existing subadvisory agreements with each of CCI and Oak.

The Fund is currently subadvised by CCI and Oak, pursuant to subadvisory agreements between PI and each of CCI and Oak. Pursuant to the existing subadvisory agreements, CCI and Oak furnish investment advisory services in connection with the management of the Fund, subject to the supervision and oversight of PI as the Manager of the Fund. CCI and Oak have served as the Fund's subadvisers since November 1999. The proposed new subadvisory agreement with Jennison is substantially similar in all material respects to the existing subadvisory agreements with CCI and Oak, except for the subadvisory fee. The fee to be paid to Jennison under the proposed new subadvisory agreement will be higher than the subadvisory fee paid to CCI and Oak under the existing subadvisory agreements. An increase in the subadvisory fee will not increase the amount of Fund expenses borne by shareholders, because PI pays the subadvisory fee out of the management fee that it receives from the Fund.

The table below shows the compensation payable to CCI and Oak by PI under the existing subadvisory agreements for subadvisory services performed by CCI and Oak for the Fund, as well as the date of the subadvisory agreements, and the date on which each agreement was last submitted to shareholders for approval.

Fund	Subadvisory Agreement Date	Date Subadvisory Agreement Submitted to Shareholders	Fee Paid to Subadviser (% of average daily net assets)
Strategic Partners Large Cap Growth Fund – Segment managed by CCI	1/3/05	N/A	0.30%
Strategic Partners Large Cap Growth Fund – Segment managed by Oak	9/17/99	N/A	0.30%

The table below sets forth the total fees paid by the Fund to PI and the total fees received by each of CCI and Oak from PI for subadvisory services performed by CCI and Oak for the Fund during the fiscal year ended July 31, 2004:

Fund	Fee Paid to PI	Fee Received by CCI and Oak From PI
Strategic Partners Large Capitalization Growth Fund	$782,470	$167,672 (CCI) $167,672 (Oak)

If the proposed new subadvisory agreement with Jennison had been in effect during the Fund's last fiscal year, Jennison would have received $391,236.30, which would would have been 16.67% more than the fees paid to CCI and Oak during the same time period.

Jennison is an indirect wholly-owned subsidiary of Prudential Financial, Inc. Jennison managed approximately $64 billion in assets as of December 31, 2004. Jennison has served as an investment adviser since 1969 and has advised mutual funds since 1990. Jennison is located at 466 Lexington Avenue, New York, New York 10017. Set forth below are the names, titles and principal occupations of the directors and senior officers of Jennison. Unless otherwise indicated, the address of each individual is 466 Lexington Avenue, New York, New York 10017.

Name and Address	Title	Principal Occupations
Dennis M. Kass	Director, Chairman and Chief Executive Officer, Jennison.	Director, Chairman and Chief Executive
Officer, Jennison. Chairman and Manager,
Quantitative Management Associates LLC
("QM"). Director and Vice President,
Prudential Investment Management, Inc.
("PIM"). Signatory Second Vice President,
The Prudential Insurance Company of
America ("PICA").

Spiros Segalas	Director, President and Chief Investment Officer, Jennison.	Director, President and Chief Investment Officer, Jennison.

Ronald K. Andrews Gateway Center Three, 15th Floor 100 Mulberry Street Newark, New Jersey 07102	Director, Jennison.	Director, Jennison. Senior Vice President,
Prudential Investments LLC. Senior Vice
President, American Skandia Investment
Services, Incorporated. Senior Vice
President, American Skandia Advisory
Services, Inc. Manager, QM.

Timothy J. Knierim Gateway Center Two, 6th Floor 100 Mulberry Street Newark, New Jersey 07102	Director, Jennison	Director, Jennison. Assistant Secretary,
PIM Warehouse, Inc. ("PIMW"). Corporate
Secretary, Pramerica Financial Asia Limited.
Secretary and Vice President, Residential
Information Services, Inc. Vice President,
PIM. Manager, QM.

Bernard B. Winograd Gateway Center Three, 15th Floor 100 Mulberry Street Newark, New Jersey 07102	Director, Jennison.	Director, Jennison. Director, Chief
Executive Officer and President, PIM.
Director and Vice President, Prudential
Asset Management Holding Company.
Director and Chairman, PIMW. Director
and Chairman, PIC Holdings Limited.
Executive Vice President, Prudential
Investment Management Services LLC.
Director and President, PIM
Investments, Inc. President, PIM Foreign
Investments, Inc. Signatory Second Vice
President, PICA. Manager, QM.

Mirry M. Hwang	Secretary, Vice President and Corporate Counsel, Jennison	Secretary, Vice President and Corporate Counsel, Jennison.

Kenneth Moore	Treasurer, Senior Vice President and Chief Financial Officer, Jennison.	Treasurer, Senior Vice President and Chief
Financial Officer, Jennison. Chief Financial
Officer, Manager and Vice President, QM.
Vice President, PIM. Director, Prudential
Trust Company ("PTC"). Signatory Second
Vice President, PICA.

Blair A. Boyer	Executive Vice President, Jennison.	Executive Vice President, Jennison.

David Chan	Executive Vice President, Jennison.	Executive Vice President, Jennison.

Michael A. Del Balso	Executive Vice President, Jennison. Vice President, PTC.	Executive Vice President, Jennison. Vice President, PTC.

Thomas F. Doyle 1000 Winter Street, Suite 4900 Waltham, Massachusetts 02154	Executive Vice President, Jennison.	Executive Vice President, Jennison.

Name and Address	Title	Principal Occupations
Daniel J. Duane	Executive Vice President, Jennison	Executive Vice President, Jennison. Vice President, PTC.

Scott L. Hayward	Executive Vice President, Jennison	Executive Vice President, Jennison. Vice President, PIM. Vice President, QM. Signatory Second Vice President, PICA.

Susan F. Hirsch	Executive Vice President, Jennison.	Executive Vice President, Jennison.

David A. Kiefer	Executive Vice President, Jennison. Vice President, PTC.	Executive Vice President, Jennison. Vice President, PTC.

Jonathan R. Longley 1000 Winter Street, Suite 4900 Waltham, Massachusetts 02154	Executive Vice President, Jennison.	Executive Vice President, Jennison.

Mehdi A. Mahmud	Executive Vice President, Jennison.	Executive Vice President, Jennison. Vice President, QM.

Kathleen A. McCarragher	Executive Vice President, Jennison.	Executive Vice President, Jennison. Vice President, PTC.

Thomas G. Wolfe	Executive Vice President, Jennison.	Executive Vice President, Jennison.

Andrew Goldberg	Senior Vice President, Jennison.	Senior Vice President, Jennison. Vice President, QM. Signatory Second Vice President, PICA.

Leslie S. Rolison	Senior Vice President, Jennison.	Senior Vice President, Jennison.

The proposed subadvisory agreement, in brief, provides that:

•  as compensation for Jennison's services, PI will pay Jennison a fee equal, on an annualized basis, to the following:

0.350 of 1% of average daily net assets up to and including $1 billion;

0.325 of 1% of average daily net assets over $1 billion

•  Jennison will provide day-to-day management of the Fund's investments and otherwise determine which investments the Fund will purchase, retain, and sell.

•  Jennison will select brokers to effect trades for the Fund and may pay a higher commission to a broker that provides bona fide research services (soft dollar arrangements). Jennison may use these soft dollar arrangements in connection with providing subadvisory services to one or more of its clients other than the Fund. As a result, Jennison may benefit from these soft dollar arrangements to the extent it uses them to provide advisory services to its other clients. Conversely, the Fund may benefit to the extent that Jennison uses soft dollar arrangements that Jennison has established with brokers or dealers that effect securities transactions for Jennison's other clients.

•  Jennison will maintain certain books and records on behalf of the Fund.

•  PI may replace Jennison as subadviser or amend the subadvisory agreement without obtaining shareholder approval.

•  PI may appoint additional subadvisers to manage the Fund's assets and, consequently, may determine the allocation of the Fund's assets among these subadvisers without obtaining shareholder approval.

Investment Strategy Changes

The Fund's investment objective is long-term growth of capital. Although the Fund's investment objective will not change if shareholders approve the proposed subadvisory agreement between PI and Jennison, Jennison has advised that it intends to make certain changes to the Fund's existing investment strategies in order to achieve the Fund's investment objective.

Currently, the Fund generally does not invest in foreign securities, engage in short sales, or invest in derivatives. At the request of Jennison, and contingent upon shareholder approval of the new subadvisory agreement with Jennison, the Board of Style Specific Funds has approved the following modifications to the Fund's investment policies:

•  The Fund may invest up to 20% of its investable assets in foreign securities. Instruments like ADRs, ADSs, and similar receipts or shares traded in the U.S. markets will not be considered to be foreign securities. Investing in foreign securities generally involves more risk than investing in securities of U.S. companies, including currency risk, emerging market risk, foreign market risk, information risk, liquidity risk, and the risk of adverse political developments.

•  The Fund may engage in short sales up to 25% of the Fund's investable assets. The ability to engage in short sales will not be a primary investment strategy, but would be used as deemed appropriate by Jennison to either increase the Fund's return or protect assets if market conditions warrant.

•  The Fund may invest in derivatives (futures and options) in amounts of up to 25% of the Fund's investable assets. The ability to purchase derivatives would not be considered a primary investment strategy, but would be used as deemed appropriate by Jennison to either increase the Fund's return or protect assets if market conditions warrant. Derivatives are subject to a variety of risks, including the risk of loss to the Fund if the value of the derivative fails to correlate with the value of the underlying asset.

The Board has also approved a change in the Fund's name, contingent upon shareholder approval of the new subadvisory agreement with Jennison. If Fund shareholders approve the new subadvisory agreement with Jennison, the Fund intends to change its name to Jennison Conservative Growth Fund, but does not intend to change its existing policy of investing at least 80% of its assets in stocks of large capitalization companies.

The table below lists the equity mutual funds with long-term growth of capital as their investment objective that are advised by Jennison as of December 31, 2004, the size of each fund, and the rate of compensation received by Jennison for the investment advisory services it provides for each fund:

Fund Name	Fund Net Assets as of December 31, 2004	Fee Paid to Jennison (% of average daily net assets)
Jennison Value Fund	$914 million	0.30% up to $500 million;
		0.238% between $500 million and $1 billion;
		0.214% between $1billion and $1.5 billion;
		0.191% over $1.5 billion
The Prudential Series Fund, Inc. – Equity Portfolio	$2.133 billion	0.225%

Matters Considered by the Board

The proposal to present the proposed subadvisory agreement with Jennison to shareholders was approved by the Board of Trustees of Style Specific Funds, including the Independent Trustees, on March 3, 2005. The Board

received materials relating to the proposed subadvisory agreement in advance of the meeting at which the proposed subadvisory agreement was considered, and had the opportunity to ask questions and request further information in connection with such consideration. In approving the new subadvisory agreement, the Board, including the independent Trustees advised by independent legal counsel, considered and concluded the following:

Reasons for Replacing CCI and Oak with Jennison

The Board considered the Manager's reasons for proposing that CCI and Oak be replaced with Jennison as the subadviser to the Fund, including: management's recommendation to modify the Fund's investment strategies to a conservative growth strategy in order to distinguish the Fund from other large capitalization growth funds and enhance performance; Jennison's experience and above-average investment performance advising other funds utilizing a similar conservative growth strategy based on the selection of stocks demonstrating growth at a reasonable price (GARP); the potential for enhanced performance of the Fund using such a management and investment style; the below-average historical investment performance of the Fund over the last several years; the inability of the Fund to attract sufficient assets since its inception in 1999; and management's proposal to realign and reposition the Fund as part of the JennisonDryden family of mutual funds advised by proprietary subadvisers. On the same date that the Board approved the new subadvisory agreement, the Board also approved a change in the Fund's name to the Jennison Conservative Growth Fund, reflecting the conservative growth strategy and style of the Fund, to take effect upon approval of the subadvisory agreement with Jennison.

The Board concluded that these reasons supported its selection of Jennison.

Nature, quality and extent of services

The Board received and considered information regarding the nature and extent of services provided to the Fund by CCI and Oak under the current subadvisory agreements and those that would be provided to the Fund by Jennison under the new subadvisory agreement, noting that the nature and extent of services under the existing and new agreements were generally similar in that CCI, Oak, and Jennison were each required to provide day-to-day portfolio management services and comply with all Fund policies and applicable rules and regulations. The Board also received and considered information regarding the nature and extent of services currently being provided by Jennison to other JennisonDryden Funds under existing subadvisory agreements and those that would be provided to the Fund by Jennison under the new subadvisory agreement. The Board noted that the nature and extent of services under all of the agreements were generally similar in that Jennison was required to provide day-to-day portfolio management services and comply with all Fund policies and applicable rules and regulations.

With respect to the quality of services, the Board considered, among other things, the background and experience of Jennison's senior management and the expertise of, and amount of attention expected to be given to the Fund by Jennison's portfolio management team. The Board reviewed the qualifications, backgrounds and responsibilities of the portfolio managers who would be responsible for the day-to-day management of the Fund. The Board was also provided with information pertaining to Jennison's organization structure, senior management, investment operations, and other relevant information pertaining to Jennison. The Board also noted that it received favorable compliance reports from the Fund's Chief Compliance Officer (CCO) as to Jennison, summarizing his level of comfort from a compliance perspective with respect to the Manager's recommendation to hire Jennison.

The Board concluded that it was satisfied with the nature, extent and quality of the investment subadvisory services anticipated to be provided to the Fund by Jennison and that there was a reasonable basis on which to conclude that the quality of investment subadvisory services to be provided by Jennison under the new subadvisory agreement should equal or exceed the quality of similar services provided by CCI and Oak under the existing subadvisory agreements.

Performance of Strategic Partners Large Capitalization Growth Fund

The Board received and considered information about the Fund's historical performance, noting that the Fund had underperformed, over one-year and three-year time periods, the median of the group of funds that was most similar to the Fund (the "Peer Group"), as well as underperforming an appropriate benchmark index, the Russell 1000 Growth Index, over the same time periods. The funds included in the Fund's Peer Group are objectively determined solely by Lipper, Inc., an independent provider of investment company data.

The Board received and considered information regarding the performance of other investment companies managed by Jennison utilizing an investment style and strategy similar to that proposed for the Fund, noting that Jennison had generally outperformed the various benchmarks over the same time period.

Investment Subadvisory Fee Rates

The Board considered that the proposed subadvisory fee rate payable by the Adviser to Jennison under the proposed new subadvisory agreement was higher than the subadvisory fee payable by the Adviser to either CCI or Oak under the existing subadvisory agreements. The Board noted, however, that any change in the investment subadvisory fee rate payable to Jennison would not impact Fund shareholders directly because those fees are payable by the Adviser and there was no change to the investment advisory fee rate payable by the Fund to the Adviser. As a result of the above considerations, the Board concluded that Jennison's proposed subadvisory fee rate under the new subadvisory agreement was reasonable.

Jennison's Profitability

Because the engagement of Jennison is new, there is no historical profitability with regard to its arrangements with the Fund. As a result, this factor was not considered by the Board.

Economies of Scale

The Board received and considered information about the potential of both the Adviser and Jennison to experience economies of scale as the Fund grows in size.

The Board noted that the Adviser's advisory fee rate and Jennison's proposed subadvisory fee rate each contained breakpoints, and, accordingly, each reflected the potential to share economies of scale. Even though the asset levels at which breakpoints were provided in the subadvisory fee rate did not directly correspond to the asset levels at which breakpoints were provided in the advisory fee rate, the Board concluded that the breakpoint structure and levels established the potential for the sharing of economies of scale among the Adviser, Jennison, and Fund shareholders as the Fund grows.

Other Benefits to Jennison

The Board considered potential "fall-out" or ancillary benefits anticipated to be received by Jennison and its affiliates as a result of Jennison's relationship with the Fund. The Board concluded that any potential benefits to be derived by Jennison included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds.

Interest of Fund Directors and Officers in the Proposal

None of the current Trustees or Officers of Style Specific Funds currently holds an office with, or is employed by, Jennison.

Amounts Paid to Affiliates

The Distributor

Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, acts as the distributor of the shares of the Fund. PIMS is a wholly-owned indirect subsidiary of Prudential Financial, Inc. Pursuant to distribution and service plans adopted under Rule 12b-1 under the 1940 Act, the Fund bears the expense of distribution and service (12b-1) fees paid to PIMS with respect to the Fund's Class A, Class B and Class C shares. For the Fund's fiscal year ending July 31, 2004, PIMS received the following distribution and service fees:

Class A: $60,188

Class B: $339,946

Class C: $537,118

PIMS also receives front-end sales charges resulting from the sales of Class A and Class C shares. From these fees, PIMS pays sales charges to affiliated broker-dealers, who in turn pay commissions to salespersons and incur other distribution costs. PIMS has advised the Fund that it received the following front-end sales charges during the Fund's fiscal year ending July 31, 2004:

Class A: $44,900

Class C: $15,900

PIMS also received the following contingent deferred sales charges (CDSCs) imposed on certain redemptions by Class B and Class C shareholders of the Fund during the Fund's fiscal year ending July 31, 2004:

Class B: $75,900

Class C: $6,500

The Transfer Agent

The Fund's transfer agent, Prudential Mutual Fund Services LLC (PMFS), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, is a wholly-owned subsidiary of PI. PMFS received $179,200 from the Fund for its services during the fiscal year ending July 31, 2004.

Commissions Paid to Affiliated Broker-Dealers

For the fiscal year ending July 31, 2004, the Fund paid $4,070 in brokerage commissions to affiliated brokers. The total brokerage commissions paid by the Fund to all brokers for the fiscal year ending July 31, 2004 was $218,131. The percentage of total brokerage commissions paid to affiliated brokers for the fiscal year ending July 31, 2004 was 1.9% and the percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers was 2.4%.

Required Vote

Approval of the Proposal requires approval by a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act. For purposes of the 1940 Act, a majority of the Fund's outstanding voting securities is the lesser of (i) 67% of the Fund's outstanding voting securities represented at a meeting at which more than 50% of the Fund's outstanding voting securities are present in person or represented by proxy, or (ii) more than 50% of the Fund's outstanding voting securities.

The Board of Style Specific Funds, including its independent board members, recommends that you vote "FOR" the proposal.

ADDITIONAL INFORMATION

The costs associated with soliciting proxies, which are estimated at $50,000, will be borne by PI and its affiliates. Shareholders of the Fund will not bear the expenses associated with the proxy.

Available Information

Style Specific Funds is subject to the Investment Company Act of 1940, as amended and in accordance with this law, files reports, proxy material and other information with the Securities and Exchange Commission (the Commission).

Such reports, proxy and information statements, proxy material and other information can be inspected and copied at the Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about Style Specific Funds and the Fund are available on the EDGAR Database on the Commission's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees

Please advise Style Specific Funds, care of Prudential Investment Management Services LLC, Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the shares.

SHAREHOLDER PROPOSALS

Any shareholder who wishes to submit a proposal to be considered at a Fund's next meeting of shareholders should send the proposal to that Fund at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102, so as to be received within a reasonable time before the Board makes the solicitation relating to such meeting, in order to be included in the proxy statement and form of proxy relating to such meeting.

The Fund is not required to hold annual meetings of shareholders if the election of Board Members is not required under the 1940 Act. It is the present intention of the Board of Style Specific Funds not to hold annual meetings of shareholders unless such shareholder action is required.

Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Fund's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

OTHER BUSINESS

Management knows of no business to be presented at the Meeting other than the matters set forth in this proxy statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote according to their best judgment in the interest of the Fund, taking into account all relevant circumstances.

  Deborah A. Docs
Secretary

April 4, 2005

It is important that you execute and return your proxy promptly.

INDEX TO EXHIBITS TO PROXY STATEMENT

Exhibit A	Five Percent Shareholder Report

Exhibit B	Form of Subadvisory Agreement with Jennison Associates LLC

Exhibit C	Information Statement Pertaining to Columbus Circle Investors

Exhibit A

FIVE PERCENT SHAREHOLDER REPORT

As of March 4, 2005, the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of the Fund are listed below.

Name	Address	Shares/Cl	Percent
PIMS/Prudential Retirement As Nominee for the TTEE/Cust East Neck Nursing Center, Inc.	134 Great East Neek Road West Babylon NY 11704	186,178/A	6.9%

A-1

Exhibit B

STRATEGIC PARTNERS STYLE SPECIFIC FUNDS

Jennison Conservative Growth Fund

SUBADVISORY AGREEMENT

Agreement made as of this ____ day of _____, 2005 between Prudential Investments LLC (PI or the Manager), a New York limited liability company and Jennison Associates LLC (Jennison or the Subadviser),

WHEREAS, the Manager has entered into a Management Agreement (the Management Agreement) with Strategic Partners Style Specific Funds, a Delaware statutory trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940 as amended (the 1940 Act), pursuant to which PI acts as Manager of the Trust; and

WHEREAS, the Manager desires to retain the Subadviser to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust's portfolio as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1. (a)  Subject to the supervision of the Manager and the board of trustees of the Trust (the Board), the Subadviser shall manage such portion of the Trust's portfolio, including the purchase, retention and disposition thereof, in accordance with the Trust's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

(i)  The Subadviser shall provide supervision of such portion of the Trust's portfolio as the Manager shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash.

(ii)  In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Declaration of Trust, By-Laws and Prospectus of the Trust and any procedures adopted by the Board applicable to the Trust and any amendments to those procedures (Board Procedures) provided to it by the Manager (the Trust Documents), and with the instructions and directions of the Manager and of the Board, co-operate with the Manager' (or their designees') personnel responsible for monitoring the Trust's compliance. The Subadviser shall also comply at all times with the 1940 Act, the Investment Advisers Act of 1940, as amended (the Advisers Act), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, including securities law. The Manager shall provide Subadviser timely with copies of any updated Trust Documents.

(iii)  The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Trust's portfolio, as applicable, and shall place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to any broker or dealer affiliated with the Manager or the Subadviser) to carry out the policy with respect to brokerage as set forth in the Trust's Prospectus or as the Board may direct from time to time. In providing the Trust with investment supervision, it is recognized that the Subadviser shall give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. The Manager (or Subadviser) to the Trust each shall have discretion to effect investment transactions for the Trust through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Trust to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadviser) with respect to the Trust and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.

On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Trust as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

(iv)  The Subadviser shall maintain all books and records with respect to the Trust's portfolio transactions effected by it as required by any applicable federal or state securities laws or regulations, including the 1940 Act, the 1934 Act and the Advisers Act. The Subadviser shall furnish to the Manager or the Board all information relating to the Subadviser's services under this Agreement reasonably requested by the Manager and the Board within a reasonable period of time after the Manager or the Board makes such request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust's securities.

(v)  The Subadviser or its affiliate shall provide the Trust's custodian on each business day with information relating to all transactions concerning the portion of the Trust's assets it manages. The Subadviser shall furnish the Manager routinely with daily information concerning portfolio transactions and other reports as agreed upon from time to time concerning transactions, portfolio holdings and performance of the Trust, in such form and frequency as may be mutually agreed upon from time to time. The Subadviser agrees to review the Fund and discuss the management of the Trust with the Manager and the Board as either or both shall from time to time reasonably request.

(vi)  The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Manager understand and agree that if the Manager manage the Trust in a "manager-of-managers" style, the Manager shall, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii)  The Subadviser acknowledges that the Manager and the Trust intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Trust's portfolio or any other transactions of Trust assets.

(b)  The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such trustees, officers or employees.

(c)  The Subadviser shall keep the Trust's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof in the form and for the period required by Rule 31a-2 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and the Subadviser shall surrender promptly to the Trust any of such records upon the Trust's request, provided, however, that the Subadviser may retain a copy of such records. The Trust's books and records maintained by the Subadviser shall be made available, within two (2) business days of a written request, to the Trust's accountants or auditors during regular business hours at the Subadviser's offices. The Trust, the Manager or their respective authorized representatives shall have the right to copy any records in the Subadviser's possession that pertain to the Trust. These books, records, information, or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, the Trust's books and records maintained by the Subadviser shall be returned to the Trust or the Manager. The Subadviser agrees that the policies and procedures it has established for managing the Trust's portfolio, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state laws and regulations governing the adviser/client relationship and management and operation of the Trust, shall be made available for inspection by the Trust, the Manager or their respective authorized representatives upon reasonable written request within not more than two (2) business days.

(d)  The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Manager and the Trust, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Subadviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988, a copy of which it shall provide to the Manager and the Trust upon reasonable request. The Subadviser shall assure that its employees comply in all material respects with the provisions of Section 16 of the 1934 Act, and to cooperate reasonably with the Manager for purposes of filing any required reports with the Securities and Exchange Commission (the Commission) or such other regulator having appropriate jurisdiction.

(e)  The Subadviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

(f)  The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Trust's portfolio, subject to such reporting and other requirements as shall be established by the Manager.

(g)  Upon reasonable request from the Manager, the Subadviser (through a qualified person) shall assist the valuation committee of the Trust or the Manager in valuing securities of the Trust as may be required from time to time, including making available information of which the Subadviser has knowledge related to the securities being valued.

(h)  The Subadviser shall provide the Manager with any information reasonably requested regarding its management of the Trust's portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the Commission. The Subadviser shall provide the Manager with any certification, documentation or other information requested or required by the Manager for purposes of the certifications of shareholder reports by the Trust's principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Trust and the Manager if any information in the Prospectus is (or will become) inaccurate or incomplete.

(i)  The Subadviser shall comply with Board Procedures provided to the Subadviser by the Manager or the Trust. The Subadviser shall notify the Manager as soon as reasonably practicable upon detection of any material breach of such Board Procedures.

(j)  The Subadviser shall keep the Trust and the Manager informed of developments relating to its duties as subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Trust. In this regard, the Subadviser shall provide the Trust, the Manager, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Trust and the Manager may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Manager and the Board with reports regarding the Subadviser's management of the Trust's portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Manager. The Subadviser shall certify quarterly to the Trust and the Manager that it and its "Advisory Persons" (as defined in Rule 17j-under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser's Code of Ethics and compliance program, respectively, to the Trust and the Manager. Upon written request of the Trust or the Manager with respect to violations of the Code of Ethics directly affecting the Trust, the Subadviser shall permit representatives of the Trust or the Manager to examine reports (or summaries of the reports) required to be made by Rule 17j-1(d)(1) relating to enforcement of the Code of Ethics.

2.  The Manager shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Manager shall provide (or cause the Trust's custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Trust managed by the Subadviser, cash requirements and cash available for investment in such portion of the Trust, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board that affect the duties of the Subadviser).

3.  For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Trust's average daily net assets of the portion of the Trust managed by the Subadviser as described in the attached Schedule A. Liability for payment of compensation by the Manager to the Subadviser under this Agreement is contingent upon the Manager' receipt of payment from the Trust for management services described under the Management Agreement between the Trust and the Manager. Expense caps or fee waivers for the Trust that may be agreed to by the Manager, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Manager.

4.  The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Trust may have against the Subadviser under federal or state securities laws. The Manager shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Manager' willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Manager, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

5.  This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it shall promptly notify the Trust and the Manager of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadviser; provided that the Subadviser need not provide notice of such an anticipated event before the anticipated event is a matter of public record. Notwithstanding any provisions to the contrary in this Agreement, this Agreement shall terminate automatically and without notice to the Subadviser upon the execution of a new Agreement with a successor Subadviser.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; (2) to the Fund at Gateway Center Three, 4th Floor, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at 466Lexington Avenue, New York, NY 10017.

6.  Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

7.  During the term of this Agreement, the Manager agree to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Trust or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

8.  The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

9.  This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

10.  This Agreement shall be governed by the laws of the State of New York.

11.  Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

  PRUDENTIAL INVESTMENTS LLC

  By:

  Name:

  Title:

  JENNISON ASSOCIATES LLC

  By:

  Name:

  Title:

SCHEDULE A

STRATEGIC PARTNERS STYLE SPECIFIC FUNDS

Jennison Conservative Growth Fund

As compensation for services provided by Jennison Associates LLC, Prudential Investments LLC will pay Jennison Associates LLC a fee equal, on an annualized basis, to the following:

Fund Name	Advisory Fee
Jennison Conservative Growth Fund	0.35 of 1% of average daily net assets up to and including $1 billion;

0.325 of 1% of average daily net assets over $1 billion

Dated as of _______, 2005.

Exhibit C

STRATEGIC PARTNERS STYLE SPECIFIC FUNDS
Strategic Partners Large Capitalization Growth Fund

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077

April 4, 2005

To The Shareholders:

On December 6, 2004, at a special meeting of the Board of Trustees of Strategic Partners Style Specific Funds (the Trust), the Trustees approved a new subadvisory agreement for the Trust's Strategic Partners Large Capitalization Growth Fund (the Fund). The parties to the subadvisory agreement are Prudential Investments LLC (the Trust's investment manager), and Columbus Circle Investors (one of the subadvisers of the Fund). This information statement describes the circumstances surrounding the Board's approval of the new subadvisory agreement and provides you with an overview of its terms. Prudential Investments LLC will continue as the Fund's investment manager. This information statement does not require any action by you. It is provided to inform you about the new subadvisory agreement.

  By order of the Board,

  Deborah A. Docs
  Secretary

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

C-1

STRATEGIC PARTNERS STYLE SPECIFIC FUNDS
Strategic Partners Large Capitalization Growth Fund

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077
(800) 225-1852

INFORMATION STATEMENT
April 4, 2005

This information statement is being furnished to shareholders investing in the Strategic Partners Large Capitalization Growth Fund (the Fund), which is a series of Strategic Partners Style Specific Funds (the Trust), in lieu of a proxy statement, pursuant to the terms of an order granted to us by the Securities and Exchange Commission (SEC). The order permits the Trust's manager to hire new unaffiliated subadvisers and to make certain changes to existing subadvisory contracts with the approval of the Board of Trustees, without obtaining shareholder approval.

The Trust is a management investment company registered under the Investment Company Act of 1940, as amended (the Investment Company Act), and is organized as a Delaware statutory trust. The Trust's trustees are referred to herein as the "Board," "Board Members" or "Trustees." The Trust's principal executive office is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. The Trust consists of multiple separate investment series, including the Fund.

We are providing shareholders investing in the Fund as of March 4, 2005 with this information statement. This information statement relates to the approval by the Trustees of a new subadvisory agreement dated as of January 3, 2005 (the Subadvisory Agreement) between Prudential Investments LLC ("PI" or, the "Manager") and Columbus Circle Investors (CCI) with respect to the Fund, a copy of which is attached hereto as Exhibit A. On or about January 3, 2005, Principal Global Investors (PGI), a subsidiary of Principal Financial Group, Inc. (Principal), acquired a majority interest in CCI. The change in corporate ownership of CCI is a change in control, which, effective January 3, 2005, results in a termination of the preceding subadvisory agreement dated September 17, 1999, between PI and CCI. The Trustees, including a majority of the Trustees who were not parties to the agreement and were not interested persons of those parties, as defined in the Investment Company Act (the Independent Trustees), last approved the preceding subadvisory agreement on May 25, 2004. In anticipation of the acquisition of CCI by PGI (the Acquisition), the Trustees met on December 6, 2004 to approve the Subadvisory Agreement between PI and CCI, which is substantially similar to the preceding subadvisory agreement. As indicated by CCI representatives at the December 6, 2004 meeting, the Acquisition is not expected to result in any changes in the management, operation or investment of the segment of the Fund managed by CCI.

The Fund will pay for the costs associated with preparing and distributing this information statement. This information statement will be mailed on or about April 4, 2005.

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The Manager

PI, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, serves as the Trust's manager under a management agreement dated as of November 9, 1992. PI is a wholly-owned subsidiary of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2004, PI served as the investment manager to all of the Prudential U.S. and offshore registered investment companies, and as the administrator to closed-end investment companies, with aggregate assets of approximately $90.4 billion. Information concerning the Fund's current management arrangements can be found in Exhibit B. Information concerning officers of the Fund is set forth in Exhibit C.

1

Shareholder Reports

The Fund's most recent annual report for the fiscal year ended July 31, 2004 and the Fund's semi-annual report for the period ending January 31, 2005 have both been sent to shareholders, and may be obtained without charge by writing to the Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 or by calling (800) 225-1852 (toll free). The Fund may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct the Fund or your broker otherwise.

Shareholder Information

Information on share ownership of any class of the Fund is set forth in Exhibit E.

NEW SUBADVISORY AGREEMENT

On December 6, 2004, the Trustees, including the Independent Trustees, unanimously approved the Subadvisory Agreement.

The Subadvisory Agreement contains terms and conditions similar to those of the preceding subadvisory agreement with CCI. CCI renders investment advice to the Fund in accordance with the investment objective and policies of the Fund as established by the Trustees and also makes investment decisions to purchase and sell securities on behalf of the Fund, subject to the supervision of PI. PI, not the Fund, pays an advisory fee to the subadviser. Therefore, the approval of the Subadvisory Agreement does not mean any change in advisory fees paid by the Fund.

Section 15 of the Investment Company Act requires that a majority of a mutual fund's outstanding voting securities approve the Fund's subadvisory agreements. However, on September 11, 1996, the SEC issued an order granting exemptive relief from certain requirements of Section 15 to PI and any future open-end management investment company managed by PI, provided that such investment company complies with the conditions of the order. According to the SEC's order, which is subject to a number of conditions, PI may enter into subadvisory agreements on behalf of certain funds without receiving prior shareholder approval.

Board Consideration of Subadvisory Agreement

At a special in-person meeting of the Board held on December 6, 2004 at which a majority of the Trustees were in attendance (including a majority of the Independent Trustees), the Board of Trustees considered whether the approval of the new Subadvisory Agreement was in the best interests of the Fund. Before approving the new Subadvisory Agreement, the Trustees received information and presentations from representatives of CCI and the Adviser concerning a decision by CCI's parent company to sell CCI to Principal Financial Group, Inc. (Principal) as of January 2005. In approving the new subadvisory agreement, the Board, including the independent Trustees advised by independent legal counsel, considered and concluded the following:

The Trustees considered that, pursuant to the provisions of the Investment Company Act, the acquisition of CCI by Principal in January 2005 would result in a change of control of CCI, thereby triggering the automatic termination of the existing Subadvisory Agreement between PI and CCI. The Trustees also considered CCI's representation that the acquisition of CCI by Principal was not expected to result in any changes in the management, operation, fees or investment policies of the segment of the Fund managed by CCI.

Although approval of the new Subadvisory Agreement was necessary in order to comply with the legal requirements of the Investment Company Act relating to CCI's change of control, the Trustees noted that their approval of the new Subadvisory Agreement also took into account certain other factors, including the nature, quality and extent of CCI's services, the investment performance of the Fund and CCI, the costs of services furnished by CCI, and other benefits to CCI or its affiliates from serving as subadviser. The Board concluded that the Fund would benefit from the continuation of the services of CCI as a result of the subadviser's experience, reputation, personnel, operations and resources, that the performance of the Fund and its subadvisers was under review consistent with the practices of the Fund, that the fees would remain unchanged and were reasonable, and that other benefits to CCI were consistent with those received by other subadvisers to mutual funds.

2

Based upon their review, the Trustees concluded that the new Subadvisory Agreement with CCI would be in the best interests of the Fund and its investors. Accordingly, after consideration of the above information, and such other factors and information as they deemed relevant, the Trustees, including the Independent Trustees, unanimously approved the new Subadvisory Agreement with CCI.

Information Concerning CCI

CCI, is a Delaware general partnership whose partners are CCIP LLC and CCIM Inc., both located at Metro Center, One Station Place, Stamford, CT 06902. On January 3, 2005, PGI, 801 Grand Avenue, Des Moines, IA 50392-0490, a wholly owned subsidiary of Principal, 711 High Street, Des Moines, IA 50392, acquired a majority interest in CCI. CCI has specialized in growth investing since the firm was established in 1975. As of December 31, 2004, CCI had approximately $3.8 billion in assets under management. CCI's address is Metro Center, One Station Place, 8th Floor, Stamford, CT 06902.

Exhibit D contains information about the other mutual funds managed by CCI with investment objectives and strategies similar to those of the Fund. Exhibit D also lists the principal executive officers and directors of CCI.

Terms of the Subadvisory Agreement

The following summary of the Subadvisory Agreement is qualified in its entirety by reference to the copy of the Subadvisory Agreement attached as Exhibit A to this information statement.

Under the Subadvisory Agreement, CCI is compensated by PI (and not the Fund) at an annual rate of 0.30% of the average daily net assets of the Fund. This annual rate is unchanged from the preceding subadvisory agreement between PI and CCI.

The Subadvisory Agreement provides that, subject to PI and the Board of Trustees' supervision, CCI is responsible for managing the investment operations of the Fund and for making investment decisions and placing orders to purchase and sell securities for such portion of the Fund, all in accordance with the investment objective and policies of the Fund as reflected in its current prospectus and statement of additional information and as may be adopted from time to time by the Board of Trustees. In accordance with the requirements of the Investment Company Act, CCI will provide PI with all books and records relating to the transactions they execute and render to the Trustees such periodic and special reports as the Board of Trustees may reasonably request.

The Subadvisory Agreement will remain in full force and effect for a period of two years from the date of its execution, and will continue thereafter as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the Investment Company Act) of the Fund, or by the Board of Trustees, including the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval; provided, however, that (1) the Subadvisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, (2) the Subadvisory Agreement will terminate immediately in the event of its assignment (within the meaning of the Investment Company Act) or upon the termination of the Trust's management agreement with PI, and (3) the Subadvisory Agreement may be terminated at any time by CCI or PI on not more than 60 days' nor less than 30 days' written notice to the other party to the Subadvisory Agreement.

The Subadvisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, CCI will not be liable for any act or omission in connection with its activities as subadviser to the Fund.

Shareholder Proposals

As a Delaware statutory trust, the Trust is not required to hold annual meetings of shareholders and the Trustees currently do not intend to hold such meetings unless shareholder action is required in accordance with the Investment Company Act or the Trust's Declaration of Trust. A shareholder proposal intended to be presented at any meeting of shareholders of the Fund must be received by the Fund a reasonable time before the Trustees' solicitation relating

3

thereto is made in order to be included in the Fund's proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

  Deborah A. Docs
  Secretary

Dated: April 4, 2005

4

Exhibit A

STRATEGIC PARTNERS STYLE SPECIFIC FUNDS

Strategic Partners Large Capitalization Growth Fund

SUBADVISORY AGREEMENT

Agreement made as of this 3d day of January, 2005 between Prudential Investments LLC (PI), a New York limited liability company and (PI or the Manager), and Columbus Circle Investors (CCI or the Subadviser),

WHEREAS, the Manager has entered into a Management Agreement (the Management Agreement) with Strategic Partners Style Specific Funds, a Delaware statutory trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940 as amended (the 1940 Act), pursuant to which PI acts as Manager of the Trust and

WHEREAS, the Manager desires to retain the Subadviser to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

WHEREAS, on or about January 3, 2005 Principal Global Investors, a subsidiary of Principal Financial Group, Inc., is expected to acquire a 70% ownership interest in CCI; and

WHEREAS, such transaction will constitute an "assignment" of the existing Subadvisory Agreement within the meaning of the Investment Company Act of 1940, as amended; and

WHEREAS, CCI and the Manager are desirous of continuing the existing subadvisory relationship between the parties; and

WHEREAS, the Trustees of the Trust, at an in-person meeting conducted on December 6, 2004, approved a new Subadvisory Agreement between CCI and the Manager

NOW, THEREFORE, the Parties agree as follows:

1. (a)  Subject to the supervision of the Manager and the Board of Trustees of the Trust, the Subadviser shall manage such portion of the Trust's portfolio, including the purchase, retention and disposition thereof, in accordance with the Trust's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

(i)  The Subadviser shall provide supervision of such portion of the Trust's investments as the Manager shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash.

(ii)  In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Agreement and Declaration of Trust, By-Laws and Prospectus of the Trust provided to it by the Manager (the Trust Documents) and with the instructions and directions of the Manager and of the Board of Trustees of the Trust, co-operate with the Manager's (or its designee's) personnel responsible for monitoring the Trust's compliance and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission (the Commission). The Manager shall provide Subadviser timely with copies of any updated Trust documents.

(iii)  The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Trust's portfolio, as applicable, and will place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated (or any broker or dealer affiliated with the Subadviser) to carry out the policy with respect to brokerage as set forth in the Trust's

Prospectus or as the Board of Trustees may direct from time to time. In providing the Trust with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. The Manager (or Subadviser) to the Trust each shall have discretion to effect investment transactions for the Trust through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and to cause the Trust to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadviser) with respect to the Trust and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.

On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Trust as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

(iv)  The Subadviser shall maintain all books and records with respect to the Trust's portfolio transactions effected by it as required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Trust's Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust's securities.

(v)  The Subadviser or an affiliate shall provide the Trust's Custodian on each business day with information relating to all transactions concerning the portion of the Trust's assets it manages, and shall provide the Manager with such information upon request of the Manager.

(vi)  The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Manager understand and agree that if the Manager manages the Trust in a "manager-of-managers" style, the Manager will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii)  The Subadviser acknowledges that the Manager and the Trust intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Trust's portfolio or any other transactions of Trust assets.

(b)  The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(c)  The Subadviser shall keep the Trust's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Co-Managers all information relating to the Subadviser's services hereunder needed by the Co-Managers to keep the other books and records of the Trust required by Rule 31a-1 under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and the Subadviser will surrender promptly to the Trust any of such records upon the Trust's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(d)  In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations.

(e)  The Subadviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

(f)  The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Trust's portfolio, subject to such reporting and other requirements as shall be established by the Manager.

(g)  Upon reasonable request from the Manager, the Subadviser (through a qualified person) will assist the valuation committee of the Trust or the Manager in valuing securities of the Trust as may be required from time to time, including making available information of which the Subadviser has knowledge related to the securities being valued.

2.  The Manager shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Manager shall provide (or cause the Trust's custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Fund managed by the Subadviser, cash requirements and cash available for investment in such portion of the Trust, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadviser).

3.  For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Trust's average daily net assets of the portion of the Trust managed by the Subadviser as described in the attached Schedule A. Liability for payment of compensation by the Manager to the Subadviser under this Agreement is contingent upon the Manager's receipt of payment from the Trust for management services described under the Management Agreement between the Trust and the Manager. Expense caps or fee waivers for the Trust that may be agreed to by the Co-Managers, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Co-Managers.

4.  The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Trust may have against the Subadviser under federal or state securities laws. The Manager shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Manager's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Manager, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

5.  This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Manager of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadviser; provided that the Subadviser need not provide notice of such an anticipated event before the anticipated event is a matter of public record.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; (2) to the Trust at Gateway Center Three, 4th Floor, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at Metro Center, One Station Place, 8th floor, Stamford, Connecticut 06902.

6.  Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

7.  During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Trust or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

8.  This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

9.  This Agreement shall be governed by the laws of the State of New York.

10.  Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

  PRUDENTIAL INVESTMENTS LLC

  By: /s/  ROBERT F. GUNIA

  Name:  Robert F. Gunia

  Title:  Executive Vice President

  COLUMBUS CIRCLE INVESTORS

  By: /s/  FRANK A. CUTTITA

  Name:  Frank A. Cuttita

  Title:  Chief Administrative Officer

SCHEDULE A

STRATEGIC PARTNERS STYLE SPECIFIC FUNDS

Strategic Partners Large Capitalization Growth Fund

As compensation for services provided by Columbus Circle Investors, Prudential Investments LLC will pay Columbus Circle Investors a fee equal, on an annualized basis, to the following:

Fund Name	Advisory Fee
Strategic Partners Style Specific Funds – Strategic Partners Large Capitalization Growth Fund	0.30% of the average daily net assets of the Fund

Dated as of January 3, 2005

Exhibit B

MANAGEMENT OF THE TRUST

The Manager

Prudential Investments LLC (PI), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, serves as the Trust's Manager under a management agreement (the Management Agreement) dated as of November 9, 1992, and renewed thereafter as required by the Investment Company Act.

The Management Agreement was last approved by the Trustees of the Trust, including a majority of the Trustees who were not parties to the contract and were not interested persons of those parties (as defined in the Investment Company Act) on May 25, 2004.

Terms of the Management Agreement

Pursuant to the Management Agreement with the Trust, PI is subject to the supervision of the Trustees and, in conformity with the stated policies of the Fund, manages both the investment operations of the Fund, and the composition of the Fund's investment portfolio, including the purchase, retention and disposition of portfolio securities. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Fund. The Manager will continue to have responsibility for all investment advisory services furnished pursuant to any such investment advisory agreements.

The Manager reviews the performance of all subadvisers engaged for the Trust, and makes recommendations to the Trustees with respect to the retention and renewal of contracts. In connection therewith, the Manager is obligated to keep certain books and records of the Trust. The Manager also administers the Trust's business affairs and, in connection therewith, furnishes the Trust with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Bank of New York (the Trust's custodian), and Prudential Mutual Fund Services LLC (PMFS), the Trust's transfer and dividend disbursing agent. The management services of the Manager for the Trust are not exclusive under the terms of the Management Agreement and the Manager is free to, and does, render management services to others.

The Manager has authorized any of its Trustees, officers and employees who have been elected as Trustees or officers of the Trust to serve in the capacities in which they have been elected. All services furnished by the Manager under the Management Agreement may be furnished by any such Trustees, officers or employees of the Manager.

In connection with its management of the business affairs of the Trust, the Manager bears the following expenses:

(a)  the salaries and expenses of all of its and the Trust's personnel, except the fees and expenses of Trustees who are not affiliated persons of the Manager or the Trust's subadvisers;

(b)  all expenses incurred by the Manager or by the Trust in connection with managing the ordinary course of the Trust's business, other than those assumed by the Trust, as described below; and

(c)  the fees payable to each subadviser pursuant to the subadvisory agreement between the Manager and each subadviser.

For its services, the Manager is compensated by the Trust at the rate of 0.50% of the Trust's average daily net assets.

Under the terms of the Management Agreement, the Trust is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Trustees who are not affiliated persons of the Manager or the Trust's subadvisers, (c) the fees and certain expenses of the Trust's custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with their obligation of maintaining required records of the Trust and of pricing Trust shares, (d) the charges and expenses of the Trust's legal counsel and independent accountants, (e) brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions, (f) all taxes and corporate fees payable by the Trust to governmental agencies, (g) the fees of any trade associations of which the Trust may be a member, (h) the cost of share

B-1

certificates representing shares of the Trust, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and qualifying the Trust's shares under state securities laws, including the preparation and printing of the Trust's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholder and Board meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business.

The Management Agreement provides that the Manager will not be liable for any error of judgment or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Management Agreement also provides that it will terminate automatically if assigned and that it may be terminated without penalty by the Trustees, by vote of a majority of the Trust's outstanding voting securities (as defined in the Investment Company Act) or by PI, upon not more than 60 days' nor less than 30 days' written notice.

Information About PI

PI acts as manager or co-manager for the following investment companies, in addition to the Trust:

American Skandia Trust, Cash Accumulation Trust, The Asia Pacific Fund, Inc., The High Yield Income Fund, Inc., Dryden Ultra Short Bond Fund, Nicholas-Applegate Fund, Inc., (Nicholas-Applegate Growth Equity Fund), Dryden California Municipal Fund, Strategic Partners Equity Fund, Inc.; Prudential's Gibraltar Fund, Inc.; Dryden Global Total Return Fund, Inc.; Dryden Government Income Fund, Inc., Dryden Government Securities Trust, Dryden High Yield Fund, Inc., Dryden Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., MoneyMart Assets, Inc., Dryden Municipal Bond Fund, Dryden Municipal Series Fund, Dryden Small Capitalization Core Equity Fund, Inc., Dryden Core Investment Fund, Inc., Dryden National Municipals Fund, Inc., Jennison Natural Resources Fund, Inc., Strategic Partners Real Estate Securities Fund, Jennison Sector Funds, Inc., Dryden Short-Term Bond Fund, Inc., Jennison Small Company Fund, Inc., Prudential Tax-Free Money Fund, Inc., Dryden Tax-Managed Funds, Dryden Tax-Managed Small Cap Fund, Inc., Dryden Total Return Bond Fund, Inc., Jennison 20/20 Focus Fund, Jennison U.S. Emerging Growth Fund, Inc., Jennison Value Fund, Prudential World Fund, Inc., Special Money Market Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, Strategic Partners Mutual Funds, Inc., The Prudential Investment Portfolios, Inc., The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Contract Account-11.

PI's Directors and Officers

The business and other connections of PI's Directors and principal executive officers are set forth below. The address of each person is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

Name	Position with PI	Principal Occupations
Deborah A. Docs	Vice President and Assistant Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc.

Robert F. Gunia	Executive Vice President and Chief Administrative Officer	Vice President, Prudential Insurance Company of America (Prudential Insurance); President, Prudential Investment Management Services LLC (PIMS); Executive Vice President, Chief Administrative Officer and Trustee of American Skandia Investment Services, Inc.; Executive Vice President and Trustee of American Skandia Fund Services, Inc.; Executive Vice President and Trustee of American Skandia Advisory Services, Inc.

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Name	Position with PI	Principal Occupations
William V. Healey	Executive Vice President and Chief Legal Officer	Vice President and Associate General Counsel, Prudential Insurance; Senior Vice President, Chief Legal Officer and Secretary, PIMS; Executive Vice President and Chief Legal Officer of American Skandia Investment Services, Inc., Executive Vice President and Chief Legal Officer of American Skandia Fund Services, Inc.; Executive Vice President and Chief Legal Officer of American Skandia Advisory Services, Inc.

David R. Odenath, Jr.	Executive Vice President	President of Prudential Annuities (since August 2002); Executive Vice President (since May 2003) of American Skandia Investment Services, Inc; Chief Executive Officer and Trustee (since May 2003) of American Skandia Life Assurance Corporation, American Skandia Information Services and Technology Corporation and Skandia U.S. Inc.; President, Chief Executive Officer and Trustee (since May 2003) of American Skandia Marketing, Inc.; Senior Vice President (since June 1999) of Prudential; formerly Senior Vice President (August 1993-May 1999) of PaineWebber Group, Inc.

Kevin B. Osborn	Executive Vice President	Executive Vice President and Trustee of American Skandia Investment Services, Inc. and Executive Vice President and Trustee of American Skandia Advisory Services, Inc.

Stephen Pelletier	Executive Vice President	Executive Vice President, PI.

Judy A. Rice	Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer	Officer-in-Charge, Trustee, President, Chief Executive Officer and Chief Operating Officer of American Skandia Investment Services, Inc.; Officer-in-Charge, Trustee, President and Chief Executive Officer of American Skandia Fund Services, Inc.; Officer-in-Charge, Trustee, President, Chief Executive Officer and Chief Operating Officer of American Skandia Advisory Services, Inc.

Philip N. Russo	Executive Vice President, Chief Financial Officer and Treasurer	Trustee of Jennison Associates LLC; Executive Vice President and Trustee of American Skandia Investment Services, Inc. and Executive Vice President and Trustee of American Skandia Advisory Services, Inc.

Jonathan Shain	Vice President and Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Fund Services, Inc.

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The Distributor and Transfer Agent

Prudential Investment Management Service LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, acts as the distributor of the shares of the Fund under a distribution agreement with the Fund. The Distributor is a subsidiary of Prudential. Pursuant to a distribution and service plan (the Plan) adopted under Rule 12b-1 under the Investment Company Act, the Fund bears the expenses of distribution and service fees paid to the Distributor with respect to Class A, Class B, and Class C shares. PIMS acts as Distributor for the Trust, but is not compensated for its services.

The Fund's transfer agent for the fiscal year ending July 31, 2004 was Prudential Mutual Fund Services LLC (PMFS), 100 Mulberry Street, Newark, NJ 07102. PMFS received $193,300 for its services in connection with the Fund during the fiscal year ended July 31, 2004.

Brokerage

For the fiscal year ending July 31, 2004, the Fund paid $4,070 in brokerage commissions to affiliated brokers. The total brokerage commissions paid by the Fund to all brokers for the fiscal year ending July 31, 2004 was $218,131. The percentage of total brokerage commissions paid to affiliated brokers for the fiscal year ending July 31, 2004 was 1.9% and the percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers was 2.4%.

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Exhibit C

OFFICER INFORMATION

Name (Birthdate)	Office(s) With the Trust	Principal Occupations
Lee D. Augsburger (6/7/59)	Chief Compliance Officer	Vice President and Chief Compliance Officer (since May 2003) of PI; Vice President and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; formerly Vice President and Chief Legal Officer-Annuities (August 1999-October 2000) of Prudential Insurance Company of America; Vice President and Corporate Counsel (November 1997-August 1999) of Prudential Insurance Company of America.

Judy A. Rice (1/26/48)	President	President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since 2003) of PI; Trustee, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc. and American Skandia Investment Services, Inc.; Trustee, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Trustee (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.

Robert F. Gunia (12/15/46)	Vice President	Executive Vice President and Chief Administrative Officer (since June 1999) of PI; Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Securities LLC; Corporate Vice President (since September 1997) of The Prudential Insurance Company of America; Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc.; American Skandia Advisory Services, Inc.; American Skandia Fund Services, Inc.; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities.

Name (Birthdate)	Office(s) With the Trust	Principal Occupations
William V. Healey (7/28/53)	Chief Legal Officer	Vice President and Associate General Counsel (since 1998) of Prudential; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Investments LLC; Senior Vice President, Chief Legal Officer and Secretary (since December 1998) of Prudential Investment Management Services LLC; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Mutual Fund Services LLC; Vice President and Secretary (since October 1998) of Prudential Investment Management, Inc.; Executive Vice President and Chief Legal Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Fund Services, Inc. and American Skandia Advisory Services, Inc.; Director (June 1999-June 2002 and June 2003-present) of ICI Mutual Insurance Company; prior to August 1998, Associate General Counsel of the Dreyfus Corporation (Dreyfus), a subsidiary of Mellon Bank, N.A. (Mellon Bank), and an officer and/or director of various affiliates of Mellon Bank and Dreyfus.

Maryanne Ryan (10/12/64)	Anti-Money Laundering Compliance Officer	Vice President, Prudential Insurance (since November 1998), First Vice President Prudential Securities (March 1997-May 1998); Anti-Money Laundering Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

Helene Gurian (10/25/53)	Acting Anti-Money Laundering Compliance Officer	Vice President, Prudential (since July 1997). Vice President, Compliance (July 1997-January 2001); Vice President, Compliance and Risk Officer, Retail Distribution (January 2001-May 2002); Vice President, Corporate Investigations (2002-present) responsible for supervision of Prudential's fraud investigations, anti-money laundering program and high technology investigation unit.

Name (Birthdate)	Office(s) With the Trust	Principal Occupations
Grace C. Torres (6/28/59)	Treasurer and Principal Financial and Accounting Officer	Senior Vice President (since January 2000) of PI; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

Deborah A. Docs (1/19/58)	Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President and Assistant Secretary (since December 1996) of PI; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc.

Exhibit D

OTHER FUNDS MANAGED BY CCI

There are no other registered investment company portfolios for which CCI acts as an investment adviser or subadviser with investment objectives, policies and strategies that are similar to those of the Fund.

MANAGEMENT OF CCI

The table below lists the name, address, position with CCI and principal occupation during the past five years for the principal executive officers and directors of CCI.

Name and Address*	Position with CCI and Principal Occupation
Anthony Rizza	Chief Executive Officer and Senior Managing Director, Portfolio Manager

Clifford Fox	Senior Managing Director, Portfolio Manager

Robert Fehrmann	Senior Managing Director

Frank Cuttita	Chief Administrative Officer and Managing Director

Karl Anderson	Managing Director, Marketing and Client Service

Oliver Marti	Managing Director, Portfolio Manager

Michael Iacono	Managing Director, Co-Portfolio Manager

*The address of each person is Columbus Circle Investors, Metro Center, One Station Place, 8th Floor, Stamford, CT 06902.

On January 3, 2005, PGI, a wholly owned subsidiary of Principal, acquired a majority interest in CCI.

D-1

Exhibit E

SHAREHOLDER INFORMATION

As of March 4, 2005 the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of the Fund.

As of March 4, 2005, the owners, directly or indirectly, of more than 5% of any class of the outstanding shares of the Fund were as follows:

Name	Address	Class	Shares/%
PIMS/Prudential Retirement As Nominee for the TTEE/Cust East Neck Nursing Center, Inc.	134 Great East Neek Rd West Babylon, NY 11704	A	186,178/6.9%

E-1

Special Meeting of Shareholders (Meeting) June 1, 2005, 10:00 a.m. Eastern Time

This Proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints Jonathan D. Shain, Grace Torres and Claudia DiGiacomo as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Strategic Partners Large Capitalization Growth Fund held of record by the undersigned on March 4, 2005 at the Meeting to be held on June 1, 2005, or any adjournment thereof.

The shares represented by this Proxy, when this Proxy is properly executed will be voted in the manner directed herein by the undersigned shareholder.  The Proxy will be voted for the proposal if you do not specify otherwise.  Please refer to the Proxy statement dated April 4, 2005 for discussion of the proposal.

If voting by mail, please mark, sign and date this Proxy card where indicated and return it promptly using the enclosed envelope which requires no postage if mailed in the United States.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

TO VOTE BY TELEPHONE

1)         Read the Proxy Statement and have this Proxy card at hand.

2)         Call 1-800-690-6903 toll free.

3)         Enter the 12-digit control number set forth on the right side of this Proxy card and follow the simple instructions.

TO VOTE BY INTERNET

1)         Read the Proxy Statement and have this Proxy card at hand.

2)         Go to Web site www.proxyvote.com.

3)   Follow the instructions on the website and be prepared to enter your 12 digit control number set forth on the right side of this Proxy card to enter your vote.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.          DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.

VOTE ON PROPOSAL

For  Against  Abstain

1.     To approve a new subadvisory agreement between Prudential
Investments LLC (PI) and Jennison Associates LLC

NOTE: Please sign exactly as name appears hereon.  Joint owners should each sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by president or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

Please be sure to sign and date this Proxy.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date